PROPERTY, PLANT, AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY, PLANT, AND EQUIPMENT, NET
Schedule of property, plant, and equipment, net

	As of December 31,
	2023	2024
	RMB	RMB
Computers and equipment	145,817	140,465
Buildings	258,910	258,910
Construction in progress	—	7,343
Vehicle	1,201	2,692
Total	405,928	409,410
Less: accumulated depreciation	(98,702)	(94,101)
Property, plant, and equipment, net	307,226	315,309